Exhibit 10.3

SIXTH AMENDED AND RESTATED
SUBSIDIARY GUARANTY AGREEMENT

    THIS SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of March 13, 2024, is made by EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT WHICH IDENTIFIES SUCH PERSON THEREIN AS A “GUARANTOR” (each a “Guarantor” and collectively the “Guarantors”) to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Credit Agreement defined below (collectively with the Administrative Agent, and certain other Persons parties to Related Swap Contracts and Secured Treasury Management Arrangements as more particularly described in Section 19 hereof, the “Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Sonic Automotive, Inc., a Delaware corporation (“the Company”), certain Subsidiaries of the Company, as New Vehicle Borrowers (the “Existing New Vehicle Borrowers”), certain Subsidiaries of the Company, as Used Vehicle Borrowers (the “Existing Used Vehicle Borrowers”), the lenders party thereto (the “Existing Lenders”) and the Administrative Agent entered into that certain Fifth Amended, Restated and Consolidated Credit Agreement, dated as of April 14, 2021 (as amended, supplemented or otherwise modified prior to (but excluding) the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to make a revolving credit facility available to the Company in accordance with the terms thereof, a revolving new vehicle floorplan facility available to the New Vehicle Borrowers (as defined in the Existing Credit Agreement) in accordance with the terms thereof, and a revolving used vehicle floorplan facility available to the Used Vehicle Borrowers (as defined in the Existing Credit Agreement) in accordance with the terms thereof; and

WHEREAS, certain Subsidiaries of the Company (the “Existing Guarantors”) entered into that certain Fifth Amended, Restated and Consolidated Subsidiary Guaranty Agreement dated as of April 14, 2021 (as amended, supplemented or otherwise modified prior to (but excluding) the date hereof, the “Existing Guaranty Agreement”) pursuant to which the Existing Guarantors have guaranteed the payment and performance of the obligations of the Company and the payment and performance of the obligations of the Existing New Vehicle Borrowers and the Existing Used Vehicle Borrowers under the Existing Credit Agreement and other loan documents related thereto; and

WHEREAS, the Company has requested that the Lenders amend and restate the Existing Credit Agreement in order to (i) continue to provide a revolving credit facility and floorplan credit facility, (ii) extend the maturity thereof and (iii) make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth in that certain Sixth Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, certain Subsidiaries of the Company, the Administrative Agent and the Lenders; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have agreed to enter into the Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Guaranty Agreement as provided herein; and

WHEREAS, each Guarantor is, directly or indirectly, a Subsidiary of the Company; and

    WHEREAS, each Guarantor will materially benefit from the Loans to be made under the Credit Agreement; and

WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

    WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Company to cause each Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement; and

NOW, THEREFORE, in order to induce (i) the Lenders to amend and restate the Existing Credit Agreement and (ii) the Secured Parties to make the credit facilities provided for in the Credit Agreement available to the Borrowers, the parties hereto agree that the Existing Guaranty Agreement is hereby amended and restated in this Guaranty Agreement as follows:
1.    Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) each Loan Party’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from such Loan Party to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and reasonable fees, charges and disbursements of counsel (“Attorney Costs”)); (b) each Loan Party’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Loan Party under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements; provided, however, that the “Guaranteed Liabilities” shall exclude any Excluded Swap Obligations. The Guarantors’ obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

    Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

    The Guarantors’ Obligations are secured by various Security Instruments referred to in the Credit Agreement, including without limitation, the Security Agreement, the Pledge Agreement and the Escrow and Security Agreement.

2.    Payment. If the Company or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing. For purposes of this Section 2, the Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees) which would have been accelerated in accordance with Sections 8.02, 8.04 or 8.06 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3.    Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:

(a)    any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)    any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)    any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d)    any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e)    any dissolution of any Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of any Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Borrower or any Guarantor or any other party to a Related Agreement;

(f)    any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g)    the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty now or hereafter in effect);

(h)    any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i)    any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Company or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations, whether arising under North Carolina General Statutes Sections 26-7 and 26-9 or otherwise.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder and under each Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4.    Currency and Funds of Payment. All Guarantors’ Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against any Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Loan Party of any or all of the Guaranteed Liabilities.

5.    Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable.

6.    Subordination. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of any Borrower, to the payment in full of the Guaranteed Liabilities, (ii) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents, Related Swap Contracts or Secured Cash Management Arrangements. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

7.    Suits. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against any Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8.    Set-Off and Waiver. Each Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against any Borrower or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Secured Party shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

9.    Waiver of Notice; Subrogation.

(a)    Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore,

now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b)    Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c)    Each Guarantor further agrees with respect to this Guaranty Agreement that it shall not exercise any of its rights of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.

10.    Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.

11.    Representations and Warranties. Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such

Guarantor by its duly authorized representatives; that this Guaranty Agreement (and any Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that such Guarantor’s execution, delivery and performance of this Guaranty Agreement (and any Joinder Agreement to which such Guarantor is a party) do not violate or constitute a breach of any of its Organizational Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject. Each Guarantor covenants and agrees that until the Facility Termination Date, it will perform and observe all of the terms, covenants and agreements set forth in the Credit Agreement to be performed by it or that any Borrower has agreed, in the Credit Agreement, to cause such Guarantor to perform, and cause each of its Subsidiaries to perform and observe all of the terms, covenants and agreements set forth in the Credit Agreement to be performed by them or that any Borrower has agreed, in the Credit Agreement, to cause them to perform.

12.    Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorney Costs, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

13.    Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14.    Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15.    Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from any Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of each Loan Party, each Loan Party’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Loan Party or any Loan Party’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (and any Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning any Loan Party or any Loan Party’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16.    Rules of Interpretation. The rules of interpretation contained in Sections 1.03 and 1.06 of the Credit Agreement shall be applicable to this Guaranty Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

    17.    Entire Agreement. This Guaranty Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Guaranty Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18.    Binding Agreement; Assignment. This Guaranty Agreement, each Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Joinder Agreement or any other interest herein or therein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19.    Related Swap Contracts and Secured Cash Management Arrangements. All obligations of any Loan Party under or in respect of Related Swap Contracts and Secured Cash Management Arrangements shall be deemed to be Guaranteed Liabilities, and each Hedge Bank or Cash Management Bank party to any such Related Swap Contract or Secured Cash Management Arrangement shall be deemed to be a Secured Party hereunder with respect to such Guaranteed Liabilities; provided, however, that such obligations under or in respect of any Related Swap Contract shall cease to be Guaranteed Liabilities at such time, prior to the Facility Termination Date, as the applicable Hedge Bank (or Affiliate of such Person) shall cease to be a “Hedge Bank” under the Credit Agreement.

No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors’ Obligations (including the release or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Notwithstanding any other provisions of this Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Guaranteed Liabilities arising under Related Swap Contracts and Secured Cash Management Arrangements to the extent the Administrative Agent has received written notice of such Obligations, together with such supportive documentation as it may request from the applicable Lender or Affiliate of a Lender. The Administrative Agent shall not be required to verify the payment of, or that any other satisfactory arrangements have been made with respect to, obligations arising under Secured Cash Management Agreements and Related Swap Contracts in the case of a Facility Termination Date. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

    20.    Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

    21.    Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.20 of the Credit Agreement shall be applicable to this Guaranty Agreement.

    22.    Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

    23.    Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

    24.    Notices. Any notice required or permitted hereunder or under any Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

    25.    Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Guarantor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

    26.    Governing Law; Venue; Waiver of Jury Trial.

(a)    THIS GUARANTY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b)    EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT OR A JOINDER AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR

HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c)    EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 24 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

    (d)    NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

    (e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

    (f)    EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

27.    Taxes. To the extent required by the Credit Agreement, any and all payments under this Guaranty Agreement by any Grantor shall be made free and clear of, and without deduction or withholding for, any Taxes.

28.    Acknowledgement Regarding Any Supported QFCs.    The provisions contained in Section 10.22 of the Credit Agreement shall be applicable to this Guaranty Agreement and each Joinder Agreement and are hereby incorporated by reference.

29.    Amendment and Restatement. The parties hereto agree that the Existing Guaranty Agreement IS hereby amended and restated in this Guaranty Agreement, and this Guaranty Agreement shall constitute neither a release nor novation of any obligation or liability arising under the Existing Guaranty Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the obligations and liabilities in effect under the Existing Guaranty Agreement shall continue in effect on the terms hereof.

30.    Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 28 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.
GUARANTORS:

AM REALTY GA, LLC
ANTREV, LLC
ARNGAR, INC.
AUTOBAHN, INC.
CAR CASH OF NORTH CAROLINA, INC.
DAVE SMITH MOTORS, INC.
ECHOPARK AL, LLC
ECHOPARK AUTOMOTIVE, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC
ECHOPARK GA, LLC
ECHOPARK IL, LLC
ECHOPARK KS, LLC
ECHOPARK KY, LLC
ECHOPARK LA, LLC
ECHOPARK MD, LLC
ECHOPARK MO, LLC
ECHOPARK NC, LLC
ECHOPARK NV, LLC
ECHOPARK NY, LLC
ECHOPARK OH, LLC
ECHOPARK OK, LLC
ECHOPARK PA, LLC
ECHOPARK REALTY CA, LLC
ECHOPARK REALTY NY, LLC
ECHOPARK REALTY TX, LLC
ECHOPARK SC, LLC
ECHOPARK TN, LLC
ECHOPARK TX, LLC
ECHOPARK UT, LLC
EP HD TEMPLE TX, LLC
EP REALTY AL, LLC
EP REALTY AZ, LLC
EP REALTY IL, LLC
EP REALTY KS, LLC
EP REALTY KY, LLC
EP REALTY LA, LLC
EP REALTY MD, LLC
EP REALTY MO, LLC
EP REALTY NC, LLC
By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS, continued:

EP REALTY NV, LLC
EP REALTY OH, LLC
EP REALTY PA, LLC
EP REALTY SC, LLC
EP REALTY TN, LLC
EP REALTY WA, LLC
EP SO H CENT TX, LLC
EP SO H CROSS TX, LLC
EP SO MANCU GF TX, LLC
EP SO MANCU LA MARQUE TX, LLC
EP SO MANCU NF TX, LLC
EP SO MANCU SW59 TX, LLC
EP SO MANCU SWF TX, LLC
EP SO STURGIS SD LLC
EP STRATEGIC HOLDING, LLC
EP TF CALIFORNIA, LLC
EP TF NORTH CAROLINA, LLC
EP TF REALTY SD, LLC
EP TF REALTY TX, LLC
EP TF TEXAS, LLC
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA HOLDING LLC
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SAN BRUNO, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FIRSTAMERICA AUTOMOTIVE, LLC
FORT MILL FORD, INC.
FRANCISCAN MOTORS, INC.
FRONTIER LEASING AND SALES, INC.
GREENVILLE CHR, LLC
GREENVILLE HY, LLC
GREENVILLE NIS, LLC
JEFFERSON CITY H, LLC
JEFFERSON CITY HY, LLC
JEFFERSON CITY N, LLC
L DEALERSHIP GROUP, LLC
MARCUS DAVID CORPORATION
MISHAWAKA – F LLC
MISHAWAKA – L LLC

By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS, continued:

MISHAWAKA – T LLC
NORTHWEST MOTORSPORT, LLC
ONTARIO L, LLC
PARIS-T, LLC
PHILPOTT MOTORS, LLC
RFJ AUTO GROUP, LLC
RFJ AUTO MANAGEMENT, LLC
RFJ AUTO PARTNERS H-HOLDINGS, LLC
RFJ AUTO PARTNERS HOLDINGS, LLC
RFJ AUTO PARTNERS NORTHERN HOLDINGS, LLC
RFJ AUTO PARTNERS T-HOLDINGS, LLC
RFJ AUTO PROPERTIES, LLC
RFJ AUTO T-PROPERTIES, LLC
RFJ SPOKANE AUTO PROPERTIES, LLC
RFJ/FENTON AUTO PROPERTIES, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ATLANTA B, LLC
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEARWATER T, LLC
SAI COLUMBUS T, LLC
SAI DENVER B, INC.
SAI DENVER M, INC.
SAI FAIRFAX B, LLC
SAI FALLSTON VW, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC8, INC.
SAI FL HC9, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GA HC1, LLC
SAI GLENWOOD SPRINGS A, INC.
SAI GLENWOOD SPRINGS V, INC.
SAI GRAND JUNCTION S, INC.
SAI GRAND JUNCTION VW, INC.
SAI INSURANCE SOLUTIONS, LLC
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS, continued:

SAI MCKINNEY M, LLC
SAI MD HC1, INC.
SAI MOMENTUM CDJR SEALY, LLC
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI OWINGS MILLS A, LLC
SAI PEACHTREE, LLC
SAI PENSACOLA A, LLC
SAI PHILPOTT T, LLC
SAI RFJ HOLDING, INC.
SAI RIVER OAKS P, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SAI STONE MOUNTAIN T, LLC
SAI SYRACUSE C, INC.
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI VA HC1, INC.
SAI VEHICLE SUBSCRIPTION, INC.
SAI VS GA, LLC
SAI VS TX, LLC
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SANTA FE-M, LLC
SANTA FE-T, LLC
SHERMAN HY, LLC
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – BUENA PARK H, INC.
SONIC – CLEAR LAKE VOLKSWAGEN, LLC
SONIC – DENVER T, INC.
SONIC – FORT WORTH T, LLC
SONIC – HARBOR CITY H, INC.

By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS, continued:

SONIC – HOUSTON V, LLC
SONIC – INTEGRITY DODGE LV, LLC
SONIC – JERSEY VILLAGE VOLKSWAGEN, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, LLC
SONIC – LS, LLC
SONIC – LUTE RILEY, LLC
SONIC – RICHARDSON F, LLC
SONIC – SHOTTENKIRK, LLC
SONIC – STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, LLC
SONIC AUTOMOTIVE - 3401 N. MAIN, TX, LLC
SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, LLC
SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE AVIATION, LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TEXAS, LLC
SONIC AUTOMOTIVE PROTECTION PRODUCTS, INC.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC ESTORE, INC.
SONIC FFC 1, INC.
SONIC FFC 2, INC.
SONIC FFC 3, INC.
SONIC HOUSTON JLR, LLC
SONIC HOUSTON LR, LLC
SONIC MOMENTUM B, LLC
SONIC MOMENTUM VWA, LLC
SONIC OF TEXAS, INC.

By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer
SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS, continued:

SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SPOKANE-N, LLC
SRE ALABAMA – 2, LLC
SRE ALABAMA – 5, LLC
SRE ALABAMA 6, LLC
SRE CALIFORNIA – 1, LLC
SRE CALIFORNIA – 2, LLC
SRE CALIFORNIA – 3, LLC
SRE CALIFORNIA – 4, LLC
SRE CALIFORNIA – 5, LLC
SRE CALIFORNIA – 6, LLC
SRE CALIFORNIA – 7 SCB, LLC
SRE CALIFORNIA – 8 SCH, LLC
SRE CALIFORNIA – 9 BHB, LLC
SRE CALIFORNIA 10 LBB, LLC
SRE CALIFORNIA 11 PH, LLC
SRE COLORADO – 1, LLC
SRE COLORADO – 2, LLC
SRE COLORADO – 3, LLC
SRE COLORADO – 4 RF, LLC
SRE COLORADO – 5 CC, LLC
SRE COLORADO 6, LLC
SRE COLORADO 7, LLC
SRE COLORADO 8, LLC
SRE FLORIDA – 1, LLC
SRE FLORIDA – 2, LLC
SRE GEORGIA 4, LLC
SRE GEORGIA 5, LLC
SRE GEORGIA 6, LLC
SRE HOLDING, LLC
SRE MARYLAND – 1, LLC
SRE NEVADA – 2, LLC
SRE NORTH CAROLINA – 2, LLC
SRE NORTH CAROLINA – 3, LLC
SRE OHIO 1, LLC
SRE OHIO 2, LLC
SRE OKLAHOMA – 1, LLC
SRE OKLAHOMA – 2, LLC
SRE OKLAHOMA – 5, LLC
SRE SOUTH CAROLINA – 2, LLC
SRE SOUTH CAROLINA – 3, LLC
SRE SOUTH CAROLINA – 4, LLC

By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer
SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

GUARANTORS, continued:

SRE TENNESSEE – 1, LLC
SRE TENNESSEE – 2, LLC
SRE TENNESSEE – 3, LLC
SRE TENNESSEE – 4, LLC
SRE TENNESSEE – 5, LLC
SRE TENNESSEE 6, LLC
SRE TENNESSEE 7, LLC
SRE TENNESSEE 8, LLC
SRE TEXAS – 1, LLC
SRE TEXAS – 2, LLC
SRE TEXAS – 3, LLC
SRE TEXAS – 4, LLC
SRE TEXAS – 5, LLC
SRE TEXAS – 6, LLC
SRE TEXAS – 7, LLC
SRE TEXAS – 8, LLC
SRE TEXAS 10, LLC
SRE TEXAS 11, LLC
SRE TEXAS 12, LLC
SRE TEXAS 13, LLC
SRE TEXAS 14, LLC
SRE TEXAS 15, LLC
SRE TEXAS 16, LLC
SRE TEXAS 17, LLC
SRE TEXAS 18, LLC
SRE TEXAS 19, LLC
SRE TEXAS 9, LLC
SRE VIRGINIA - 1, LLC
SRE VIRGINIA – 2, LLC
TOWN AND COUNTRY FORD, INCORPORATED
TT DENVER, LLC
TTRE CO 1, LLC
VERNON CHR, LLC
VERNON FL, LLC
VERNON-G, LLC

By: /s/ Heath. R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer
SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Denise Jones
Typed Name: Denise Jones
Typed Title: Vice President

SIXTH AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT
(Sonic Automotive, Inc.)